SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT (date of earliest event reported)

                            JULY 11, 1994

                         Halliburton Company
       (Exact name of registrant as specified in its charter)


State or other                Commission          IRS Employer
jurisdiction                  File Number         Identification
of incorporation                                  Number

Delaware                      1-3492              No. 73-0271280

                         3600 Lincoln Plaza
                       500 North Akard Street
                      Dallas, Texas 75201-3391
              (Address of principal executive offices)

                  Registrant's telephone  number,
                 including area code - 214/978-2600



                         Page 1 of 5 pages
                The Exhibit Index appears on Page 4

             INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On July 11, 1994, the registrant issued a press release entitled Halliburton Business Unit To Be Sold pertaining, among other things, to an announcement that the registrant has retained the services of an investment banker to assist in the sale of its Halliburton Industrial Services business.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated July 11,
          1994.


                      Page 2 of 5 pages
             The Exhibit Index appears on Page 4

                          SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HALLIBURTON COMPANY




Date:     July 12, 1994       By:(Robert M. Kennedy)
                                  Robert M. Kennedy
                                  Vice President - Legal

                      Page 3 of 5 pages
             The Exhibit Index appears on Page 4

                        EXHIBIT INDEX



Exhibit                                         Sequentially
Number              Description                 Numbered Page


20                  Press Release of
                    July 11, 1994               5 of 5
                    Incorporated by Reference




                     Page 4 of 5 pages
              The Exhibit Index appears on Page 4